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                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004


                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): November 1, 2001



                               CURON MEDICAL, INC.
             (Exact name of Registrant as specified in its charter)



            Delaware                    000-31519              77-0470324
(State or other jurisdiction of     Commission File No.     (I.R.S. Employer
 incorporation or organization)                           Identification Number)



                                735 Palomar Ave.
                           Sunnyvale, California 94085
                    (Address of principal executive offices)

                                 (408) 733-9910
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

     On November 1, 2001, Curon Medical, Inc. issued a press release announcing that the Board of Directors of Curon Medical, Inc. approved the adoption of a Preferred Stock Rights Agreement. The press release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

         Exhibit 99.1     Curon Medical, Inc. Press Release issued November 1,
                          2001.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Curon Medical, Inc.
                                            (Registrant)

Date:  November 9, 2001
                                            By:   /s/ John W. Morgan
                                               -------------------------------
                                            John W. Morgan
                                            Chief Executive Officer




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                                  EXHIBIT INDEX

Exhibit
Number
-------

99.1      Curon Medical, Inc. Press Release issued November 1, 2001.